UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2003

CORRECTIONS CORPORATION OF AMERICA

(Exact name of registrant as specified in its charter)

Maryland	0-25245	62-1763875

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

10 Burton Hills Boulevard, Nashville, Tennessee	37215

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 263-3000

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated May 5, 2003.

Item 9. Regulation FD Disclosure.

     Corrections Corporation of America (the “Company”) announced today that the over-allotment option to purchase up to 1,140,000 additional shares of common stock from the selling stockholder has been exercised in full. The exercise of the over-allotment option is described in the press release attached hereto as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORRECTIONS CORPORATION OF AMERICA

Date: May 5, 2003	By:	/s/ David M. Garfinkle
	Name: Title:	David M. Garfinkle Vice President, Finance

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 5, 2003.

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